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                                                                   EXHIBIT 10(r)

                                SUNAMERICA INC.

             List of Executive Compensation Plans and Arrangements

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Exhibit
 No.                                         Description
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10(a)    Amended and Restated Employment Agreement, dated March 21, 1996, between the
         Company and Gary W. Krat, amending the Employment Agreement, dated July 30, 1992, is incorporated herein by reference to Exhibit 10.3 to the Company's Quarterly
         Report on Form 10-Q, for the quarter ended March 31, 1996, filed May 13, 1996.
10(b)    Employment Agreement, dated July 14, 1992, between the Company and Michael L.
         Fowler, is incorporated herein by reference to Exhibit 10(f) to the Company's 1992
         Annual Report on Form 10-K, filed November 30, 1992.
10(c)    Employment Agreement, dated April 17, 1995, between the Company and Joseph M.
         Tumbler, is incorporated herein by reference to Exhibit 10(a) to the Company's
         Quarterly Report on Form 10-Q, for the quarter ended June 30, 1995, filed August
         14, 1995.
10(d)    Employment Agreement, dated April 27, 1995, between the Company and Jay S. Wintrob, is incorporated herein by reference to Exhibit 10(b) to the Company's Quarterly
         Report on Form 10-Q, for the quarter ended June 30, 1995, filed August 14, 1995.
10(e)    1988 Employee Stock Plan is incorporated herein by reference to Exhibit B to the
         Company's and Kaufman and Broad Home Corporation's Notice of and Joint Proxy
         Statement for Special Meeting of Shareholders held on February 21, 1989, filed
         January 24, 1989.
10(f)    Amended and Restated 1978 Employee Stock Option Program, is incorporated herein by reference to Appendix A to the Company's Notice of 1987 Annual Meeting of
         Shareholder's and Proxy Statement, filed March 24, 1987.
10(g)    Executive Deferred Compensation Plan is incorporated herein by reference to Exhibit
         10(1) to the Company's 1985 Annual Report on Form 10-K, filed February 27, 1986.
10(h)    1987 Restricted Stock Plan is incorporated herein by reference to Appendix A to the
         Company's Notice of 1988 Annual Meeting of Shareholders and Proxy Statement, filed
         March 22, 1988.
10(i)    Executive Deferred Compensation Plan, dated as of October 1, 1989, is incorporated herein by reference to Exhibit 10(h) to the Company's 1994 Annual Report on Form
         10-K, filed December 1, 1994.
10(j)    SunAmerica Supplemental Deferral Plan is incorporated herein by reference to
         Exhibit 10(m) to the Company's 1989 Annual Report on Form 10-K, filed December 20,
         1989.
10(k)    Long-Term Performance-Based Incentive Plan is incorporated herein by reference to
         Appendix A to the Company's Notice of 1994 Annual Meeting of Shareholders and Proxy
         Statement, filed December 21, 1993.
10(l)    Performance Incentive Compensation Plan is incorporated herein by reference to the
         Company's Notice of 1995 Annual Meeting of Shareholders and Proxy Statement, filed
         December 1, 1994.
10(m)    1995 Performance Stock Plan is incorporated herein by reference to Appendix A to the Company's Notice of 1995 Annual Meeting of Shareholders and Proxy Statement,
         filed December 1, 1994.
10(n)    Registered Representatives' Deferred Compensation Plan is incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement No. 333-10523 on
         Form S-3, filed August 20, 1996.
10(o)    Deferred Compensation Agreement is incorporated herein by reference to Exhibit 4.2 of the Company's Registration No. 333-10523 on Form S-3, filed August 20, 1996.
10(p)    Amendment to Performance Incentive Compensation Plan is incorporated herein by reference to the Company's Notice of 1996 Annual Meeting of Shareholders and
         Proxy Statement, filed January 15, 1996.


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